UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

Amendment No. 1

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)	February 12, 2007

SM&A

(Exact name of registrant as specified in its charter)

Delaware	0-23585	33-0080929
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

4695 MacArthur Court, 8th Floor, Newport Beach, California		92660
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code	(949) 975-1550

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

EXPLANATORY NOTE

As previously reported on a Current Report on Form 8-K filed with the Securities and Exchange Commission (the “SEC”) on February 12, 2007 (the “Initial Form 8-K”), SM&A completed its acquisition of Project Planning, Inc. (“PPI”).

This from 8-K/A Amendment No. 1 is being filed to amend the Initial Form 8-K to include the Financial Statements of PPI and the Pro Forma Financial Information relating to SM&A’s acquisition of PPI.  Such information should be read in conjunction with the Initial Form 8-K.

Item 9.01 Financial Statements and Exhibits.

(a)          Financial statements of the business acquired.

The following financial statements and related independent registered public accountant’s report are filed herewith as Exhibit 99.1:

•                  Audited financial statements of Project Planning, Inc. as of December 31, 2006.

(b)         Pro Forma Financial Information.

On February 9, 2007, SM&A (the “Company”) completed the acquisition, under an agreement originally signed on January 30, 2007, of all the outstanding capital stock of Project Planning, Incorporated (“PPI”).   The PPI acquisition will be accounted for using the purchase method of accounting whereby the total purchase price, including transaction expenses, will be allocated to tangible and intangible assets acquired based on estimated fair market values, with the remainder classified as goodwill. The estimated fair values included herein are based on preliminary estimates from a third-party valuation firm and may not be indicative of the final allocation of purchase price consideration.

On February 12, 2007, the Company disclosed the acquisition of PPI in the Initial 8-K.  The Company is required to provide pro forma combined financial statements reflecting the acquisition of PPI and these pro forma combined financial statements are included herein as Exhibit 99.2 to this Form 8-K/A. The unaudited pro forma combined balance sheet as of December 31, 2006 and the unaudited pro forma combined statement of income for the year ended December 31, 2006 include the effect of the PPI acquisition, as if the acquisition had occurred on December 31, 2006 for balance sheet purposes and January 1, 2006 for statement of income purposes.

The adjusted pro forma combined financial statements do not give effect to any efficiencies that may be obtained by combining the operations of the Company and PPI. The pro forma combined balance sheet and statement of income are not necessarily indicative of the financial results that would have occurred if the Company and PPI had been combined during this entire twelve month period nor are they intended to be indicative of the financial condition or results of operations to be attained from the combined company in the future.

The pro forma combined financial statements should be read in conjunction with the historical audited consolidated financial statements and notes thereto of the Company in its 2006 Annual Report on Form 10-K, filed with the Securities and Exchange Commission on March 16, 2007 and the historical audited financial statements and notes thereto of PPI which are included as Exhibits 99.1 - 99.2 to this Form 8-K/A.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SM&A

April 19, 2007	By:	/s/ Steve D. Handy
Name: Steve D. Handy
Title: SVP, Chief Financial Officer and Secretary

Exhibit Index

Exhibit No.	Description

99.1	Audited Financial Statements of Project Planning, Incorporated
99.2	Unaudited Pro Forma Financial Information